EXHIBit 10.5



RECORDING REQUESTED BY:

WHEN RECORDED MAIL TO:

LORD BISSELL & BROOK LLP
300 S. Grand Ave., 8th Floor
Los Angeles, CA 90071-3147
Attn: Alfred M. Clark, III, Esq.


(Space Above For Recorder's Use)

                                 DEED OF TRUST,
         SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FIXTURE FILING

                            Dated: September 30, 2004

              CUBIC ENERGY, INC., a Texas corporation, , as Trustor
                                   (Borrower)

                                       to
                            Alex Montano, as Trustee
                                    (Trustee)

                               for the benefit of

                C. K. Cooper & Company, on behalf of Investors of
                    7% Senior Secured Convertible Debentures,
                             as Beneficiary (Lender)

THIS SECURITY INSTRUMENT IS, AMONG OTHER THINGS, A FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE COVERING MINERALS AND THE LIKE (INCLUDING OIL AND GAS) ACCOUNTS RESULTING FROM THE SALE OF MINERALS AND THE LIKE (INCLUDING OIL AND
GAS), INVENTORY, GOODS, EQUIPMENT, GENERAL INTANGIBLES AND GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY HEREIN DESCRIBED. THIS SECURITY INSTRUMENT IS TO BE RECORDED IN THE REAL ESTATE RECORDS OF THE COUNTY CLERK OR RECORDER OF EACH COUNTY IN EACH STATE IN WHICH IS SITUATED ANY OF THE COLLATERAL COVERED HEREBY. THE REAL PROPERTY SUBJECT HERETO IS DESCRIBED IN EXHIBIT A ATTACHED HERETO. THIS SECURITY INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS AND COVERS PROCEEDS OF COLLATERAL.

A POWER OF SALE HAS BEEN GRANTED IN THIS SECURITY INSTRUMENT. A POWER OF SALE MAY ALLOW THE LENDER OR THE TRUSTEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY BORROWER UNDER THIS SECURITY INSTRUMENT.







                              Exhibit 10.5 - Page 1

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1 - GRANTS OF SECURITY.................................................7
   SECTION 1.1    PROPERTY MORTGAGED...........................................7
   SECTION 1.2    ADDITIONAL PROPERTY MORTGAGED AND CONVEYED...................9
   SECTION 1.3    ASSIGNMENT OF PRODUCTION....................................11
   SECTION 1.3    SECURITY AGREEMENT..........................................13
   SECTION 1.4    SECURITY AGREEMENT..........................................13
   SECTION 1.5    FIXTURE FILING..............................................13
ARTICLE 2 - DEBT AND OBLIGATIONS SECURED......................................15
   SECTION 2.1    DEBT........................................................15
   SECTION 2.2    OTHER OBLIGATIONS...........................................15
   SECTION 2.3    DEBT AND OTHER OBLIGATIONS..................................15
   SECTION 2.4    PAYMENTS....................................................15
ARTICLE 3 - BORROWER COVENANTS................................................16
   SECTION 3.1    PAYMENT OF DEBT.............................................16
   SECTION 3.2    INCORPORATION BY REFERENCE..................................16
   SECTION 3.3    TITLE TO PROPERTY...........................................16
   SECTION 3.5    INSURANCE...................................................20
   SECTION 3.6    CONDEMNATION................................................21
   SECTION 3.6    MAINTENANCE OF PROPERTY.....................................21
   SECTION 3.7    WASTE.......................................................21
   SECTION 3.8    COMPLIANCE WITH LAWS........................................22
   SECTION 3.11   BOOKS AND RECORDS...........................................22
   SECTION 3.9    BOOKS AND RECORDS...........................................22
   SECTION 3.12   PAYMENT FOR LABOR AND MATERIALS.............................23
   SECTION 3.10   PAYMENT FOR LABOR AND MATERIALS.............................23
   SECTION 3.13   PERFORMANCE OF OTHER AGREEMENTS.............................23
   SECTION 3.11   PERFORMANCE OF OTHER AGREEMENTS.............................23
   SECTION 3.14   CHANGE OF NAME, IDENTITY OR STRUCTURE.......................23
   SECTION 3.12   CHANGE OF NAME, IDENTITY OR STRUCTURE.......................23
   SECTION 3.15   EXISTENCE...................................................23
   SECTION 3.13   EXISTENCE...................................................23
ARTICLE 4 - SPECIAL COVENANTS.................................................23
   SECTION 4.1    DEFENSE OF TITLE............................................23
   SECTION 4.2    ERISA.......................................................24
   SECTION 4.3    LEASE PROVISION.............................................24
ARTICLE 5 - REPRESENTATIONS AND WARRANTIES....................................25
   SECTION 5.1    AUTHORITY...................................................25
   SECTION 5.1    AUTHORITY...................................................25
   SECTION 5.2    LEGAL STATUS AND AUTHORITY..................................25
   SECTION 5.2    LEGAL STATUS AND AUTHORITY..................................25
   SECTION 5.3    VALIDITY OF DOCUMENTS.......................................26
   SECTION 5.3    VALIDITY OF DOCUMENTS.......................................26
   SECTION 5.4    LITIGATION..................................................26
   SECTION 5.4    LITIGATION..................................................26
   SECTION 5.5    NO FOREIGN PERSON...........................................26
   SECTION 5.5    NO FOREIGN PERSON...........................................26
   SECTION 5.6    ERISA COMPLIANCE............................................26
   SECTION 5.6    ERISA COMPLIANCE............................................26
   SECTION 5.7    FINANCIAL CONDITION.........................................27


                              Exhibit 10.5 - Page 2

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   SECTION 5.7    FINANCIAL CONDITION.........................................27
   SECTION 5.8    BUSINESS PURPOSES...........................................27
   SECTION 5.8    BUSINESS PURPOSES...........................................27
   SECTION 5.9    TAXES.......................................................27
   SECTION 5.9    TAXES.......................................................27
   SECTION 5.10   MAILING ADDRESS.............................................27
   SECTION 5.10   MAILING ADDRESS.............................................27
   SECTION 5.11   NO CHANGE IN FACTS OR CIRCUMSTANCES.........................27
   SECTION 5.11   NO CHANGE IN FACTS OR CIRCUMSTANCES.........................27
   SECTION 5.12   DISCLOSURE..................................................27
   SECTION 5.12   DISCLOSURE..................................................27
   SECTION 5.13   ILLEGAL ACTIVITY............................................27
   SECTION 5.13   ILLEGAL ACTIVITY............................................27
ARTICLE 6 - DEBTOR/CREDITOR RELATIONSHIP......................................27
   SECTION 6.1    RELATIONSHIP OF BORROWER AND LENDER.........................27
   SECTION 6.2    SERVICING OF THE LOAN.......................................27
ARTICLE 7 - FURTHER ASSURANCES................................................28
   SECTION 7.1    RECORDING OF SECURITY INSTRUMENT, ETC.......................28
   SECTION 7.2    FURTHER ACTS, ETC...........................................28
   SECTION 7.3    CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP LAWS......28
   SECTION 7.4    ESTOPPEL CERTIFICATES.......................................29
   SECTION 7.6    SPLITTING OF SECURITY INSTRUMENT............................29
   SECTION 7.5    SPLITTING OF SECURITY INSTRUMENT............................29
   SECTION 7.7    REPLACEMENT DOCUMENTS.......................................29
   SECTION 7.8    AMENDED FINANCING STATEMENTS................................29
   SECTION 7.7    AMENDED FINANCING STATEMENTS................................29
ARTICLE 8 - DUE ON SALE/ENCUMBRANCE...........................................30
   SECTION 8.1    NO SALE/ENCUMBRANCE.........................................30
   SECTION 8.2    SALE/ENCUMBRANCE DEFINED....................................30
   SECTION 8.3    LENDER'S RIGHTS.............................................30
ARTICLE 9 - PREPAYMENT........................................................31
ARTICLE 10 - DEFAULT..........................................................31
   SECTION 10.1   EVENTS OF DEFAULT...........................................31
ARTICLE 11 - RIGHTS AND REMEDIES..............................................32
   SECTION 11.1   REMEDIES....................................................32
   SECTION 11.2   APPLICATION OF PROCEEDS.....................................35
   SECTION 11.3   RIGHT TO CURE DEFAULTS......................................35
   SECTION 11.4   ACTIONS AND PROCEEDINGS.....................................35
   SECTION 11.5   RECOVERY OF SUMS REQUIRED TO BE PAID........................35
   SECTION 11.6   EXAMINATION OF BOOKS AND RECORDS............................35
   SECTION 11.7   OTHER RIGHTS, ETC...........................................35
   SECTION 11.8   RIGHT TO RELEASE ANY PORTION OF THE PROPERTY................36
   SECTION 11.9   VIOLATION OF LAWS...........................................36
   SECTION 11.10  RIGHT OF ENTRY..............................................36
ARTICLE 12 - ENVIRONMENTAL HAZARDS............................................36
   SECTION 12.1   ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES................37
   SECTION 12.2   ENVIRONMENTAL COVENANTS.....................................38
   SECTION 12.3   LENDER'S RIGHTS.............................................39
ARTICLE 13 - INDEMNIFICATION..................................................39
   SECTION 13.1   GENERAL INDEMNIFICATION.....................................39
ARTICLE 14 - WAIVERS..........................................................39
   SECTION 14.1   WAIVER OF COUNTERCLAIM......................................39
   SECTION 14.2   MARSHALING AND OTHER MATTERS................................39
   SECTION 14.3   WAIVER OF NOTICE............................................40
   SECTION 14.4   WAIVER OF STATUTE OF LIMITATIONS............................40



                              Exhibit 10.5 - Page 3

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   SECTION 14.5   SOLE DISCRETION OF LENDER...................................40
   SECTION 14.6   SURVIVAL....................................................40
   SECTION 14.7   WAIVER OF TRIAL BY JURY.....................................40
ARTICLE 15 - INTENTIONALLY OMITTED............................................40
ARTICLE 16 - NOTICES..........................................................41
   SECTION 16.1   NOTICES.....................................................41
ARTICLE 17 - APPLICABLE LAW...................................................41
   SECTION 17.1   CHOICE OF LAW...............................................41
   SECTION 17.2   USURY LAWS..................................................41
   SECTION 17.3   PROVISIONS SUBJECT TO APPLICABLE LAW........................42
   SECTION 17.4   INAPPLICABLE PROVISION......................................42
ARTICLE 18 - SECONDARY MARKET.................................................42
   SECTION 18.1   DISSEMINATION OF INFORMATION................................42
ARTICLE 19 - COSTS............................................................43
   SECTION 19.1   PERFORMANCE AT BORROWER'S EXPENSE...........................43
   SECTION 19.2   ATTORNEYS' FEES FOR ENFORCEMENT.............................43
ARTICLE 20 - DEFINITIONS......................................................43
   SECTION 20.1   GENERAL DEFINITIONS.........................................43
   SECTION 20.2   HEADINGS, ETC...............................................43
ARTICLE 21 - MISCELLANEOUS PROVISIONS.........................................44
   SECTION 21.1   NO ORAL CHANGE..............................................44
   SECTION 21.1   LIABILITY...................................................44
   SECTION 21.3   DUPLICATE ORIGINALS; COUNTERPARTS...........................44
   SECTION 21.4   NUMBER AND GENDER...........................................44
   SECTION 21.5   SUBROGATION.................................................44
   SECTION 21.6   ENTIRE AGREEMENT............................................44
ARTICLE 22 - TRUSTEE PROVISIONS...............................................45
   SECTION 22.1   THE TRUSTEE.................................................45
ARTICLE 23 - LOCAL LAW PROVISIONS.............................................46


EXHIBITS -

         Exhibit A - Description of Land
         Exhibit B - Local Law Provisions

DEFINITIONS

The terms set forth below are defined in the following Sections of this Security
Instrument:

         Accounts: Subsection 1.1(h)
         ADA:  Subsection 3.10(a);
         Applicable Law:  Subsection 3.10(a);
         Attorneys' Fees/Counsel Fees:  Section 20.1;
         Borrower:  Preamble;
         Business Day:  Section 16.1;
         Casualty Consultant:  Subsection 4.4(b)(iii);
         Casualty Retainage:  Subsection 4.4(b)(iv);
         Collateral:  Section 1.4;
         Debt:  Section 2.1;
         Default Rate:  Section 11.3;
         Demised Premises: Section 4.3(b)
         Environmental Indemnity:  Subsection 10.1(c);







                              Exhibit 10.5 - Page 4

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         Environmental Law:  Section 12.1;
         Environmental Liens:  Section 12.2;
         Environmental Report:  Section 12.1;
         ERISA:  Subsection 4.2(a);
         Event:  Section 19.1;
         Event of Default:  Section 10.1;
         Hazardous Substances:  Section 12.1;
         Hydrocarbons: Subsection 1.1(c);
         Impositions: Section 4.3(b)
         Indemnified Parties:  Section 13.1;
         Indemnitor:  Subsection 10.1(c);
         Insurance Premiums:  Subsection 3.3(b);
         Investor:  Section 18.1;
         Lands:  Subsection 1.1(f);
         Lease: Section 4.3
         Lender:  Preamble;
         Loan Application:  Section 5.15;
         Losses:  Section 13.1;
         Net Proceeds:  Subsection 4.4(b);
         Net Proceeds Deficiency:  Subsection 4.4(b)(vi);
         Notes:  Recitals;
         Obligations:  Section 2.3;
         Other Charges:  Subsection 3.4(a);
         Other Obligations:  Section 2.2;
         Other Minerals: Subsection 1.1(d);
         Other Personal Property: Subsection 1.2(c)
         Other Security Documents:  Section 3.2;
         Participations:  18.1;
         Permitted Exceptions:  Section 5.1;
         Person:  Section 20.1;
         Personal Property:  Subsection 1.1(e);
         Policies/Policy:  Subsection 3.3(b);
         Property:  Section 1.1;
         Purchase Agreement:  Recitals
         Property Records: Subsection 1.2(g);
         Qualified Insurer:  Subsection 3.3(b);
         Rating Agency:  Subsection 3.3(b);
         Release:  Section 12.1;
         Remediation:  Section 12.1;
         Rents:  Subsection 1.1(f);
         Restoration:  Subsection 3.3(d);
         Securities:  Section 18.1;
         Securitization:  Section 18.1;
         Security Instrument:  Preamble;
         Servicer:  Section 6.2;
         Subject Contracts: Subsection 1.1(g);
         Subject Interests: Subsection 1.1(a);
         Subject Interest Personal Property: Subsection 1.1(f);
         Surface Rights: Subsection 1.1(e)






                              Exhibit 10.5 - Page 5

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         Taxes:  Subsection 3.4(a);
         Trustee:  Preamble; and
         Uniform Commercial Code:  Subsection 1.1(e).

































                              Exhibit 10.5 - Page 6

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         THIS DEED OF TRUST,  SECURITY  AGREEMENT,  ASSIGNMENT OF PRODUCTION AND
FIXTURE FILING (the "Security Instrument") is made as of the 30th day of September, 2004, by CUBIC ENERGY, INC., a Texas corporation, having its principal place of business at 9870 Plano Road, Dallas, Texas 75238, as trustor ("Borrower"), to Alex Montano, having an address at 18300 Von Karman Avenue, Suite 440, Irvina, California 92612, as trustee ("Trustee"), for the benefit of
C. K. Cooper & Company, on behalf of the investors of 7% Senior Secured Convertible Debentures, having an address at 18300 Von Karman Avenue, Suite 440, Irvine, California 92612, as beneficiary (collectively "Lender").

                                    RECITALS:

         Borrower, by its Senior Secured Convertible Debentures of even date herewith issued by Borrower to Lender is indebted to Lender in the principal sum of $2,585,000 in lawful money of the United States of America. The Debentures, together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof, all as more particularly described in that certain Securities Purchase Agreement by and among Borrower, as issuer, and Lender, as purchaser (the "Purchase Agreement") shall collectively be referred to as the "Notes"). Interest accrues on the Notes from the date thereof at the rates set forth in the Notes, principal and interest to be payable in accordance with the terms and conditions provided in the Notes. The references to Lender herein are in the singular for convenience only, and the rights and liens created by this instrument are for the ratable benefit of all holders of the Obligations, or any part thereof, all to the extent contemplated in the Purchase Agreement.

         Borrower desires to secure the payment of the Debt (as defined in Article 2) and the performance of all of its obligations under the Notes and the Other Obligations (as defined in Article 2).

                         Article 1 - GRANTS OF SECURITY

         Section 1.1 Property Mortgaged. Borrower does hereby irrevocably (i) mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee and to its successors and assigns in trust with power of sale in accordance with the terms and conditions hereof, for the use and benefit of Lender, and (ii) grant a security interest to Lender and to its successors and assigns in, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"):

         (a) All those certain oil, gas and mineral leases, rights of use, easements, servitudes and the estates created thereby, royalty interests, mineral interests, mineral properties, overriding royalty interests, production payments, net profits interests, fee interests, carried interests, reversionary interests and all other rights described or referred to in Exhibit A attached hereto and made a part hereof (or described in any of the instruments described or referred to in Exhibit A), whether such rights, titles, interests and estates are correctly described therein or not, or a description be inadvertently deleted form Exhibit A and further without regard to depth or other limitations that may be set forth in Exhibit A (all of which rights, titles, interests and estates described in this Paragraph are hereinafter collectively referred to as the "Subject Interests"). The term "oil, gas and mineral leases" as used in this Security Instrument and in Exhibit A includes, in addition to oil, gas and mineral leases, oil and gas leases, oil, gas and sulphur leases, other mineral leases, co-lessor's agreements and extensions, amendments, ratifications and subleases of all of the foregoing, all as may be appropriate;

         (b) All present and future rights, titles, interests and estates in and to present and future drilling, spacing, proration or production units, as created by the terms of any unitization, communitization and pooling agreements,




                              Exhibit 10.5 - Page 7

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and all  properties,  property rights and estates created thereby which include, belong or appertain to the Subject Interests, including, without limitation, all such units formed or re-formed voluntarily or under or pursuant to any Law relating to any of the Subject Interests (all of which rights, titles, interests and estates described in this subsection (b) are hereinafter included within the term "Subject Interests");

         (c) All present and future oil, gas, coal seam gas, casinghead gas, drip gasoline, natural gasoline, distillate, all other liquid or gaseous hydrocarbons produced or to be produced in conjunction therewith, all products, by-products and all other substances derived therefrom or the processing thereof, and all other similar minerals now or hereafter accruing to, attributable to or produced from the Subject Interests or the Subject Contracts (hereinafter defined) or to which Borrower now or hereafter may be entitled as a result or by virtue of Borrower's ownership of the Subject Interests or rights or interests under the Subject Contracts (collectively "Hydrocarbons") ;

         (d) All present and future sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value (whether similar to the foregoing or not), and the products and proceeds therefrom, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite now or hereafter accruing to, attributable to or produced from the Subject Interests or the Subject Contracts or to which Borrower now or hereafter may be entitled as a result of or by virtue of Borrower's ownership of the Subject Interests or rights or interests under the Subject Contracts (collectively, "Other Minerals");

         (e) All present and future rights, titles and interest in and to all surface fees, fee estates, easements, permits, licenses, rights-of-way, rights of use, surface leases, servitudes, plant sites, compressor sites, treating facility sites, and all property and fixtures located thereon which relate to or are used or held for use in connection with the Subject Interests, including without limitation those described or referred to on Exhibit A, whether such surface fees, fee estates, easements, permits, licenses, rights-of-way, rights of use, surface leases, compressor sites or treating facility sites are fee simple estates, leasehold estates or otherwise (all of such rights, titles, interests and estates referred to or described in this subsection (e) are hereinafter collectively referred to as the "Surface Rights");

         (f) All present and future oil and/or gas wells, disposal and injection wells, rigs, improvements, fixtures, machinery and other equipment, inventory and articles of personal property of any kind or character whatsoever, wherever located, which are appurtenant to, or used or held for use in connection with, the production, gathering or transporting of Hydrocarbons or Other Minerals, or now or hereafter located on any of the lands encumbered by any of the Subject Interests (the "Lands"), or used on or about the Lands in connection with the operations thereon with respect to the production of Hydrocarbons or Other Minerals, including, without limitation, connections and flow lines from wells to tanks, wells, pipelines, gathering lines, trunk lines, lateral lines, flow lines, compressor, dehydration and pumping equipment, pumping plants, gas plants, processing plants, treating facilities, pumps, dehydration units, separators, heater treaters, valves, gauges, meters, derricks, rig substructures, buildings, tanks, reservoirs, tubing, rods, liquid extractors, engines, boilers, tools, appliances, cables, wires, tubular goods, machinery, supplies, together with all present and future improvements or products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the foregoing (all of the types of items of property and interests described in this subsection (f) are hereinafter collectively referred to as the "Subject Interest Personal Property");



                              Exhibit 10.5 - Page 8

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         (g) All  present  and future  rights,  titles,  interests  and  estates
(including, without limitation, all rights to receive payments) under or by virtue of all easements, permits, licenses, rights-of-way, rights of use, surface leases, underground storage leases agreements, certificates of public convenience and necessity, franchises, servitudes, division orders, production sales contracts, processing agreements, gathering agreements, transportation agreements, transfer orders and other contracts and agreements relating or pertaining to purchasing, selling, exchanging, exploring for, developing, operating, treating, processing, storing, marketing, gathering or transporting Hydrocarbons or Other Minerals or any other contract or agreement relating in any way to all or any part of the Property otherwise described herein, including, without limitation, farmout contracts, farm-in contracts, operating or joint operating agreements, trade letter agreements and all agreements creating rights-of-way for ingress and egress to and from the Subject Interests or the Surface Rights (all of such rights, titles, interests and estates referred to or described in this subsection (g) are hereinafter collectively referred to as the "Subject Contracts");

         (h) All present and future accounts (including, but not limited to, all open accounts receivable and accounts receivable arising under or pursuant to any of the Subject Contracts), general intangibles, contract rights, chattel paper, documents, instruments, cash and noncash proceeds and other rights relating to, arising from, by virtue of, or from the voluntary or involuntary sale of other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Property described in this subsection (h) or any of the preceding subsections (a) through (g) (all of which types and items of property and interests described in this subsection (h) are hereinafter collectively referred to as the "Accounts");

         (i) All present and future tenements, hereditaments, appurtenances, profits and properties in anywise appertaining, belonging, affixed or incidental to, or used or useful in connection with, all or any part of the Subject Interests or the Surface Rights, including, without limitation, all reversions, remainders, carried interests, tolls, rents, revenues, issues, proceeds, deposits, tax refunds other than income tax refunds (and claims for tax refunds other than income tax refunds), easements, permits, licenses, servitudes, surface leases, rights-of-way and franchises (to the extent any of the foregoing are assignable or transferable), relating to all or any part of the Property;

         (j) All of the following collateral, now owned or hereafter acquired, in connection with any and all of the Subject Interests: oil and gas equipment (including accessions), oil, gas, as-extracted collateral, casinghead gas, and other hydrocarbons; accounts, documents, instruments, contract rights and general intangibles relating to the sale thereof; together with all proceeds thereof; and

         (k) All other interests of every kind and character which Borrower has or at any time hereafter acquires in and to the types and items of property and interests described in subsections (a) through (j) preceding and all property which is used or useful in connection with the Subject Interests, the Surface Rights or otherwise and the proceeds and products of all of the foregoing, whether now owned or hereafter acquired.

         Section 1.2 Additional Property Mortgaged and Conveyed. To further secure the full and complete payment and performance of the Obligations, Borrower does hereby irrevocably (i) mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee and to its successors and assigns in trust with power of sale in accordance with the terms and conditions hereof, for the use and benefit of Lender, and (ii) grant a security interest to Lender and to its successors and assigns in, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (all of which are included within the term "Property"):




                              Exhibit 10.5 - Page 9

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         (a)  All  present  and  future  Subject   Interests,   Surface  Rights,
Hydrocarbons and Other minerals;

         (b) All present and future Subject Interest Personal Property, Subject Contracts and Accounts;

         (c) To the extent not otherwise covered above, all of Borrower's present and future accounts, general intangibles, chattel paper, documents, instruments, inventory, equipment and fixtures, as those terms are defined in the Uniform Commercial Code of the state where the Property is located (all of the types of property described in this Paragraph are hereinafter collectively referred to as the "Other Personal Property");

         (d) All of the commodity swap, futures or hedging accounts owned by Borrower and agreements relating thereto to which Borrower is a party and which affect any of the Property, the net equity margins therein, the credit balances therein, and all instruments, uncertificated securities and money held therein or pursuant to the agreements establishing or governing such accounts and all general intangibles (including, without limitation, all futures contracts and options contracts therein) relating to any of the foregoing;

         (e) All present and future increases, profits, combinations, reclassifications, improvements and products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the Property described in this or any other subsection hereof or of Section 1.1:

         (f)  All  present  and  future  accounts,   contract  rights,   general
intangibles, chattel paper, documents, instruments, cash and noncash proceeds and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, the Property, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Property;

         (g) All present and future logs, drilling reports, lease and well files, property records, all financial, geological, geophysical and other records, books, records, files, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes, abstracts, title opinions, rights to receive information from third parties, memoranda and other written information pertaining to the Property, or any part thereof (collectively, the "Property Records");

         (h) All present and future security and collateral for the payment to Borrower of any of the Accounts and goods which gave or will give rise to any of such Accounts or are evidenced, identified, or represented therein or thereby;

         (i) All condemnation proceeds pertaining to any of the Property; and

         (j) Any and all products and proceeds (including insurance proceeds) of any of the foregoing.




                             Exhibit 10.5 - Page 10

         Section 1.3 Assignment of Production.

         (a) Borrower hereby absolutely and unconditionally assigns to Lender all of the following (collectively, the "Proceeds"):

                  (i) All Hydrocarbons and Other Minerals, and the proceeds therefrom, and the products obtained or processed therefrom, and proceeds thereof;

                  (ii) All amounts or proceeds hereafter payable to or to become payable to Borrower or to which Borrower is entitled pursuant to all Subject Contracts now or hereafter relating to any part of the Subject Interests or the Surface Rights; and

                  (iii) All amounts, sums, monies, revenues and income which become payable to Borrower from, or with respect to, any of the Property or pursuant to any Subject Contract, present or future, now or hereafter constituting a part of the Property.

         TO HAVE AND TO HOLD said interests unto Lender, its successors and assigns, forever, subject however, to the terms and provisions of this Security Instrument.

         (b) Borrower authorizes and empowers Lender to demand, collect, receive and receipt for the Proceeds, and to endorse and cash any checks and drafts payable to Borrower or to Lender for the account of Borrower received in connection with the Proceeds. BORROWER IRREVOCABLY APPOINTS LENDER AS THE AGENT AND ATTORNEY-IN-FACT OF BORROWER FOR THE PURPOSE OF EXECUTING ANY "RECEIPTS" (DEFINED HEREIN TO MEAN ANY TRANSFER ORDER, PAYMENT ORDER, DIVISION ORDER, RECEIPT, RELEASE OR OTHER INSTRUMENT) THAT LENDER DEEMS NECESSARY IN ORDER FOR LENDER TO DEMAND, COLLECT, RECEIVE AND RECEIPT FOR THE PROCEEDS. In addition, Borrower agrees that upon Lender's request, Borrower shall promptly execute and deliver to Lender such Receipts as Lender may deem necessary, convenient or appropriate in connection with the payment and delivery directly to Lender of all Proceeds. Borrower authorizes and directs all "Purchasers" (defined herein to mean all pipeline companies, purchasers, transporters, and any other Person now or hereafter purchasing Hydrocarbons, or any part thereof, or now or hereafter having in their possession or control any proceeds, or any part thereof, or now or hereafter otherwise owing monies to Borrower under the Subject Contracts herein assigned), to pay or deliver such Proceeds directly to Lender at the address set forth in the Preamble hereof, or in such other manner as Lender may direct the Purchasers in writing, and this authorization shall continue until this Security Instrument is released. All Receipts may be relied upon in all respects by Purchasers and the same shall be binding upon Borrower. No Purchaser shall have any responsibility to see to the application of the assignment herein contained and each Purchaser shall be released hereby from any and all liability to Borrower to the full extent and amount of all Proceeds so paid or delivered. Borrower agrees to indemnify and hold harmless each Purchaser against any and all liabilities, actions, claims, judgments, costs, changes, costs of investigation and attorneys' fees resulting from the paying of any such Proceeds to Lender. Should Lender bring suit against any Purchaser for collection of any amounts or sums included within this assignment (and Lender shall have the right to bring any such suit), it may sue either in its own name or in the name of Borrower.

         (c) For its convenience, Lender has elected not to exercise immediately its right to receive payment to it directly of the Proceeds and the Purchasers may continue to make such payment or delivery of the Proceeds to Borrower until such time as Borrower and the Purchasers have received notice that an Event of Default has occurred and is continuing, and that the Purchasers are directed to make payment or delivery of the Proceeds directly to Lender. Such failure by



                             Exhibit 10.5 - Page 11

Lender to exercise its rights immediately shall not in any way waive the right of Lender to receive any of the Proceeds, or to make any such demand, or to affect any such assignment as to any Proceeds not theretofore paid or delivered to Borrower. In this regard, if any of the Proceeds are paid or delivered directly to Lender, and then, at the request of Lender, the Proceeds are, for a period of time, paid or delivered to Borrower, Lender shall nevertheless have the right, effective upon written notice, to require that future Proceeds be again paid or delivered directly to it. Lender shall never be required to send any such notice to all Purchasers, and may direct such notice only to those Purchasers as it may, in its discretion, desire. It shall never be necessary for Lender to institute legal proceedings to enforce the assignment of Hydrocarbons, Other Minerals, Proceeds or other rents, profits or income contained in this Security Instrument. It shall not be necessary for Lender to obtain possession of the Property as a prerequisite to Lender's right to collect or receive any Hydrocarbons, Other Minerals, Proceeds or other rents, profits or income assigned to Lender under this Security Instrument. Borrower and Lender expressly agree and it is the express intention of Borrower and Lender that in no event will any reduction in the Obligations be measured by the fair market value of the Hydrocarbons, Other Minerals, Proceeds or other rents, profits or income assigned to Lender under this Security Instrument.

         (d) Independently of the foregoing provisions and authorities herein granted, Borrower shall execute and deliver any and all Receipts that may be requested by Lender or that may be required by any Purchaser to effect payment or delivery of the Proceeds directly to Lender. If pursuant to any existing
Subject Contract, any Proceeds are required to be paid or delivered by any Purchaser directly to Borrower so that under such existing Subject Contract, the Proceeds cannot be paid or delivered directly to Lender in the absence of foreclosure, then, if Lender has requested that the Proceeds be paid or delivered directly to it under the assignment herein contained, the Proceeds which for any reason must be paid or delivered to Borrower shall, when received by Borrower, constitute trust funds in Borrower's hands and shall be immediately paid over by Borrower to Lender. Promptly upon the request of Lender at reasonable intervals, Borrower shall furnish Lender with the names and addresses of each Purchaser. Borrower knows of no agreement under which the Proceeds cannot be paid to Lender.

         (e) Lender is hereby absolved from all liability for failure to enforce the collection of the Proceeds assigned under this Section 1.3, and from all other responsibility in connection therewith, except the responsibility to account (by application upon the Obligations or otherwise) for funds actually received. If Lender receives monies in excess of the amount of the Proceeds to which Borrower may be entitled, Lender will make a reasonable effort to pay any such excess monies of which Lender is aware to the other Persons legally entitled thereto; provided that Borrower agrees to indemnify and hold Trustee and Lender harmless against any and all liabilities, actions, claims, judgments, costs, charges and attorneys' fees by reason of the assertion that the or either of them have received, either before or after payment and performance in full of the Obligations, funds from the Proceeds of Hydrocarbons or Other Minerals claimed by a third Person, or any other Proceeds in which a person claims an adverse interest. Trustee and Lender shall each have the right to defend against any such claims or actions, employ attorneys of their own selection, and if not furnished with indemnity satisfactory to each of them, they alone shall each have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Trustee or by Lender in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character incurred by Trustee or by Lender pursuant to the provisions of this Section 1.3 shall be demand obligations owning by Borrower and shall bear interest at the Default Rate from the date of expenditure until paid, and any such payments so made by Lender and the interest thereon shall be part of the Obligations and shall be secured by the liens evidenced by this Security Instrument.




                             Exhibit 10.5 - Page 12

         (f) The rights of Lender pursuant hereto shall be cumulative of all other security of any and every character now or hereafter existing to secure the payment and performance of the Obligations. Proceeds received by Lender pursuant to its exercise of its rights after an Event of Default, as provided in this Section 1.3 shall be applied against the Obligations in the manner and order provided for in this Security Instrument or the other Loan Documents, provided that such Proceeds shall not be deemed applied to payment of the Obligations unless and until such Proceeds are actually applied thereto. Lender may, in its sole discretion, permit Proceeds received by it to be returned to Borrower (rather than applied to the Obligations) for use in Borrower's operations, without affecting the priority of the liens hereunder.

         Section 1.4 Security Agreement. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code of the state that the property is located. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations, a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code of the state where the property is located (said portion of the Property so subject to the Uniform Commercial Code, the "Collateral"). The grant of a security interest to Lender in the granting clauses of this Security Instrument shall not be construed to derogate from or impair the lien or rights of Lender under this Security Instrument with respect to any property described therein which is real property, or which the parties have agreed to treat as real property.

         Section 1.5 Fixture Filing. This Security Instrument is intended to serve as a fixture filing filed in the Real Estate Records of the County Clerk or Recorder of the County in which the Property is located, pursuant to the terms of the applicable provisions of the Uniform Commercial Code of the state in which the Property is located, with respect to all fixtures included within the term "Property" as used in this Security Instrument, and with respect to any goods, Collateral or other personal property that may now be or later become fixtures. It is understood and agreed to that if any fixture owned by Borrower on the Property, or any part of any fixture, is replaced or added to, or any new fixture owned by Borrower is installed by Borrower, and in each case the fixture has a cost or fair market value in excess of One Thousand and No/100 Dollars ($1,000.00), and the fixture is or may be subject to a security interest held by a seller or any other party, the following will apply:

         (a) Borrower or any owner of all or any part of the Property will, before the replacement, addition, or installation of any such fixture, obtain the prior written approval of Lender, and give Lender written notice that a security agreement with respect to the fixture has been or will be consummated, and the notice will contain the following information:

                  (i) a description of the fixture(s) to be replace, added to, installed or substituted;

                  (ii) a recital of the location at which the fixture(s) will be replaced, added to, installed or substituted;

                  (iii) a statement of the name and address of the Lender and amount of the security interest; and

                  (iv) the date of the purchase of the fixture(s).




                             Exhibit 10.5 - Page 13

Neither this subsection, nor any consent by Lender pursuant to this subsection, will constitute an agreement to subordinate any right of Lender in fixtures or other Property covered by this Security Instrument.

         (b) Lender may at any time pay the balance due under the security agreement and the amount paid will be:

                  (i) secured by this Security Instrument and will be a lien on the Property, enjoying the same priorities as this Security Instrument;

                  (ii) added to the amount of the Obligations secured by this Security Instrument; and

                  (iii) payable on demand with interest at the Default Rate from the time of the payment; and if Borrower is in default for ten (10) days after demand, the entire principal sum secured with all unpaid interest will, at Lender's sole option, become immediately due, regardless of any contrary provision in this Security Instrument or the Note; or Lender will have the privilege of acquiring by assignment from the Lender of the security interest any contract rights, accounts receivable, chattel paper, negotiable or nonnegotiable instruments, or other evidence of Borrower's indebtedness for the fixtures, and, on acquiring these interests by assignment, will have the right to enforce the security interest as an assignee, in accordance with the Uniform Commercial Code of the state in which the Property is located and other applicable law.

         (c) Whether or not Lender has paid or taken an assignment of the security interest, if at any time Borrower is in default for a period of ten
(10) days under the security agreement covering the fixtures, that default will be considered a material breach of Borrower's covenants under this Security Instrument, and will, at Lender's option, constitute an Event of Default under this Security Instrument, and the Obligations secured will, at Lender's option, become immediately due.

         (d) The provisions of subsections (b) and (c) above will not apply if the goods that may become fixtures are of at least equivalent value and quality as any property being replaced and if the rights of the party holding the security interest have been expressly subordinated, at no cost to Lender, to the lien of this Security Instrument in a manner satisfactory to Lender, including, without limitation, at Lender's option, providing to Lender a satisfactory opinion of counsel that this Security Instrument constitutes a valid and subsisting first lien on the fixtures that is not subordinate to the lien of the security interest under any applicable law, including, without limitation, the provisions of the Uniform Commercial Code of the state in which the Property is located.

                               CONDITIONS TO GRANT

         TO HAVE AND TO HOLD the above granted and described Property unto the Trustee and its successors and assigns, in trust with power of sale in accordance with the terms and conditions hereof, for the use and benefit of Lender, and the successors and assigns of Lender, forever;

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Notes and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.




                             Exhibit 10.5 - Page 14

                    Article 2 - DEBT AND OBLIGATIONS SECURED

         Section 2.1 Debt. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"):

         (a) the payment of the indebtedness evidenced by the Notes in lawful money of the United States of America;

         (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, this Security Instrument or the Other Security Documents;

         (c) the payment of all other monies agreed or provided to be paid by Borrower in the Note, this Security Instrument or the Other Security Documents;

         (d) the payment of all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

         (e) the payment of all sums advanced and costs and expenses incurred by Lender or Trustee in connection with the Debt or any part thereof, any renewal, extension, modification, consolidation, change, substitution, replacement, restatement or increase of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         Section 2.2 Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "Other Obligations"):

         (a) the performance of all other obligations of Borrower contained herein;

         (b) the performance of each obligation of Borrower contained in the Notes in addition to the payment of the Debt and of Borrower contained in the Other Security Documents;

         (c) the performance of each obligation of Borrower contained in any renewal, extension, modification, consolidation, change, substitution, replacement for, restatement or increase of all or any part of the Note, this Security Instrument or the Other Security Documents; and contained in the Purchase Agreement;

         (d) the payment and performance of each obligation of Borrower

         Section 2.3 Debt and Other Obligations. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

         Section 2.4 Payments. Unless payments are made in the required amount in immediately available funds at the place where the Notes is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Notes is payable (or any other place as Lender, in Lender's sole



                             Exhibit 10.5 - Page 15
discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.

                         Article 3 - BORROWER COVENANTS

         Borrower covenants and agrees with Trustee and Lender that:

         Section 3.1 Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Notes and in this Security Instrument.

         Section 3.2 Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Notes and (b) all and any of the documents other than the Notes or this Security Instrument now or hereafter executed by Borrower and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Notes or the other Obligations (the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

         Section 3.3 Title to Property.

         (a) Borrower has, and Borrower covenants to maintain, good and marketable title to the Property, free and clear of all liens, except to the extent described in writing to Lender by Borrower prior to the recordation hereof, or approved by Lender, in advance in writing, after the execution hereof. Borrower will warrant and defend title to the Property, subject as aforesaid, against the claims and demands of all persons claiming or to claim the same or any part thereof. Borrower's ownership of the Subject Interests does and will, (i) with respect to each tract of land described in Exhibit A hereto (whether described directly in such Exhibit A or described by reference to another instrument) in connection with such Property, (A) entitle Borrower to receive (subject to the terms and provisions of this Security Instrument) a decimal share of the Hydrocarbons and Other Mineral Interests produced from, or allocated to, such tract equal to not less than the decimal share set forth in Exhibit A in connection with such tract opposite the words "NRI" or "Net Revenue Interest" (or words of similar import), (B) cause Borrower to be obligated to bear a decimal share of the cost of exploration, development and operation of such tract of land nor greater than the decimal share set forth in Exhibit A in connection with such tract opposite the words "WI" or "Working Interest" or words of similar import (unless there is a corresponding increase in the record Net Revenue Interest), and (ii) if such Property is shown on Exhibit A to be subject to a unit or units, with respect to each such unit, (A) entitle Borrower to receive (subject to the terms and provisions of this Security Instrument) a decimal share of all substances covered by such unit which are produced from, or allocated to, such unit equal to not less than the decimal share set forth in Exhibit A in connection with such Property opposite the words "Unit NRI" or "Unit Net Revenue Interest" or words of similar import (and if such Property is subject to more than one unit, words identifying such interest with such unit), and (B) obligate Borrower to bear a decimal share of the cost of exploration, development and operation of such unit not greater than the decimal share set forth in Exhibit A in connection with such Property opposite the words "Unit WI" or Unit Working Interest" or words of similar import (unless there is a corresponding increase in the record Unit Net Revenue Interest). With respect to each Property, described in Exhibit A hereto which is subject to a voluntary or involuntary pooling, unitization or communitization agreement and/or order, the term "tract of land" as used in this Section 3.3 (a) shall mean the pooled,



                             Exhibit 10.5 - Page 16
unitized or communitized area as an entirety and shall not be deemed to refer to any individual tract committed to said pooled, unitized or communitized area. Such shares of production which Borrower is entitled to receive and shares of expenses which Borrower is obligated to bear are not subject to change and such shares of production and the Hydrocarbons and Other Mineral interests to which they relate are (and, unless and until released by Lender, shall remain) encumbered by this Security Instrument. Borrower is receiving payment for Borrower's share of production from the Subject Instrument, and no material payments for Borrower's share of such production are being withheld or are currently in suspense. Except for liens approved in writing by Lender, there is not and will not be any unexpired financing statement covering any part of the Property on file in any public office naming any person other than Lender as secured party. Upon request by Lender, Borrower will deliver to Lender schedules of all internal and third person information identifying the Property (such as, for example, lease names and numbers assigned by Borrower or the operator for any Property, well and/or unit and/or property names and numbers assigned by Purchasers, and internal identification names and numbers used by Borrower in accounting for revenues, costs and joint interest transactions attributable to the Property). All Accounts are free from any claim for credit, deduction or allowance of any person obligated in respect thereof and free from any defense, dispute, setoff or counterclaim, and there is no extension or indulgence with respect thereto.

         (b) The Hydrocarbon and Other Mineral leases forming a part of the Property, the Surface Rights and the Subject Contracts, to the extent the same cover or otherwise relate to the Property, are in full force and effect, and, Borrower agrees to so maintain them in full force and effect, and are not subject to any override or senior financial interest, except to the extent disclosed in writing to Lender by Borrower. All rents, royalties and other payments due and payable under such Hydrocarbon and Other Mineral leases, under the Subject Contracts, or otherwise attendant to the ownership or operation of the Property, have been, and will continue to be properly and timely paid. Borrower is not in default with respect to Borrower's obligations (and Borrower is not aware of any default by any third person with respect to such third person's obligations) under such Hydrocarbon and other Mineral leases, under the Subject Contracts, or otherwise attendant to the ownership or operation of any part of the Property, which default could adversely and materially, either in the aggregate or on a property-by-property (i.e., lease-by-lease) basis, affect Borrower's ownership or operation of any part of the Property (where such default could adversely and materially, either in the aggregate or on a property-by-property (i.e., lease by lease) basis, affect Borrower's ownership or operation of the Property, Borrower will fulfill all such obligations coming due in the future). Borrower is not currently accounting (and will not hereafter agree to account) for any royalties, or overriding royalties or other payments out of production, on a basis (other than delivery in kind) other than proceeds received by Borrower from sale of production, and there are not situations where a contingent liability to account on another basis may exist.

         (c) No Property is or will become subject to any contractual or other arrangement (i) whereby payment for gathering or production is or can be deferred to a substantial period after the month in which such gathering services are rendered or such production is delivered (i.e., in the case of gathering not in excess of 60 days, and in case of production of oil, not in excess of 60 days, and the case of production of gas, not in excess of 90 days) or (ii) whereby payments are made to Borrower other than by checks, drafts, wire transfer advises or other similar writings, instruments or communications for the immediate payment of money. Borrower is presently receiving a price for all production from (or attributable to) each Property covered by a production sales contract as computed in accordance with the terms of such contract, and is not having deliveries of production from such Property curtailed substantially below such Property's delivery capacity, except for normal maintenance operations. Neither Borrower nor any of its predecessors-in-title has received prepayments (including, but not limited to, payments for gas not taken pursuant to "take-or-pay" or other similar arrangements) for any Hydrocarbons produced or to



                             Exhibit 10.5 - Page 17
be produced from the Property after the effective date of this Security Instrument, and Borrower shall not enter into any Advance Payment Contract. No Property is or will become subject to any "take-or-pay" or other similar arrangement which can be satisfied in whole or in part by the production or transportation of gas from other properties or, as a result of which production from the Property may be required to be delivered to one or more third persons without payment (or without full payment) therefor as a result of payments made, or other actions taken, with respect to other properties. Except as would not result in a Material Adverse Effect (as defined in the Loan Agreement) or as may be taken into account in the most recent Engineering Report provided by Borrower to Lender for the Property, there is no portion of the Property with respect to which Borrower, or its predecessors in title, has, prior to the effective date of the Security Instrument, taken more ("overproduced"), or less ("underproduced"), gas from the lands covered thereby (or pooled or unitized therewith) than its ownership interest in such Property would entitle it to take. Upon request, Borrower shall furnish to Lender a certificate which accurately reflects, for each well or unit with respect to which such an imbalance is shown on such certificate to exist, (1) whether Borrower is overproduced or underproduced, (2) the volume (in Mcf) of such overproduction or underproduction and the effective date of such information, and (3) if production can be taken from other wells or units (or other gas reserves) to correct such balance, and, if production can be so taken, such other wells or units (or other gas reserves) upon Lender's request. Except for existing "overproduced" positions, Borrower will undertake any action legally available to it to avoid becoming materially overproduced with respect to any well on the Property (or on any unit in which the Property participates), in an amount in excess of Borrower's share of gas produced from such well during the preceding four calendar months. Except for existing arrangements, no Property is or will become subject to a gas balancing arrangement under which one or more third persons may take a portion of the production attributable to such Property without payment (or without full payment) therefor as a result of production having been taken from, or as a result of other actions or inactions with respect to, other properties. To the best of Borrower's knowledge, none of the proceeds from the sale of Hydrocarbons from the Property is subject at the present time to any refund obligation and no facts exist which might cause the same to be imposed.

         (d) The Personal Property is and will remain in good repair and condition (ordinary wear and tear excepted) and is and will be adequate for the normal operation of the Property in accordance with prudent industry standards; all of the Subject Interest Personal Property is, and will remain, located on the Lands, except for that portion thereof which is or shall be located elsewhere (including that usually located on the Lands but temporarily located elsewhere) in the course of the normal operation of the Property. Upon request of Lender, Borrower will use all reasonable efforts to deliver to Lender an inventory and/or financing statements describing and showing the make, model, serial number and location of all material Personal Property.

         (e) The Property is being (and, to the extent the same could materially adversely affect the ownership or operation of the Property after the effective date, has in the past been), and hereafter will be, maintained, operated and developed in a good workmanlike manner and operating condition, in accordance with prudent industry standards and in conformity with all Applicable Laws of all duly constituted authorities having jurisdiction and in conformity with all Hydrocarbons and Other Mineral leases included in the Property, the Subject Contracts, and the Permitted Liens, and Borrower shall restore, repair and replace, as necessary, any and all fixtures and equipment constituting the Property; specifically in this connection, (i) no Property is subject to having allowable production after the effective date of this Security Instrument materially reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the effective date of this Security Instrument, and (ii) none of the wells located on the Property is or will be deviated from the vertical more than the maximum permitted by Applicable Laws, and such wells are, and will remain, bottomed under and producing from, with the wellbores wholly within, the Property. Borrower has, and will have in the



                             Exhibit 10.5 - Page 18
future, all governmental licenses and permits necessary or appropriate to own and operate the Property. Borrower has not received notice of any material violations in respect of such licenses or permits except those which Borrower has previously remedied or in the ordinary course will remedy. (f) Borrower will not, without the prior written consent of Lender, sell, exchange, lease, transfer or otherwise dispose of any part of, or interest in, the Property other than (i) sales, transfers and other dispositions of the Property specifically authorized by Lender in writing, (ii) sales, transfers and other dispositions of Personal Property in connection with the abandonment of a well that is not capable of producing Hydrocarbons in commercial quantities (as determined without considering the effect of this Security Instrument or the Obligations),
(iii) sales, transfers and other dispositions of Personal Property which is (A) obsolete for its intended purpose and disposed of in the ordinary course of business or (B) replaced by articles of at least equal suitability and value owned by Borrower free and clear of all liens except this Security Instrument; and (iv) sales of Hydrocarbons which are made in the ordinary course of business and in compliance with Section 3.3(c) hereof; provided that nothing in the clause (iv) shall be construed as limiting Lender's Rights under Article 11 hereof. Borrower shall account fully and faithfully for and, if required under the provisions of this Security Instrument or the other Loan Documents, shall promptly pay or turn over to Lender the proceeds in whatever form received from disposition in any manner of any of the Property. Borrower shall at all times keep the Property and its proceeds separate and distinct from other property of Borrower and shall keep accurate and complete records of the Property and its proceeds.

         (g) Except as previously disclosed in writing to Lender, as of the effective date of the Security Instrument, to the best of Borrower's knowledge, each of the wells located on the Lands or on lands pooled or unitized therewith that are described in the most recent Engineering Report, delivered to Lender by Borrower, as producing wells ("Wells") are each capable of, and each is presently, producing oil or gas in paying quantities, except such Wells which are currently utilized as water or gas injection wells or as water disposal wells. Borrower will not, without prior written consent of Lender, permanently abandon, or consent to permanent abandonment of, any well producing from the Property so long as such well is capable of producing Hydrocarbons in commercial quantities (as determined without considering the effect of this Security Instrument or the Obligations). Borrower will not, without prior written consent of Lender (which consent shall not be unreasonably withheld), elect not to participate in a proposed operation on the Property where the effect of such election would be the forfeiture either temporarily (i.e., until a certain sum of money is received out of the forfeited interest) or permanently of any interest in the Property.

         (h) Borrower has paid and discharged, and will continue to pay and discharge, all ad valorem taxes assessed against the Property or any part thereof and all production, severance and other taxes assessed against, or measured by, the Hydrocarbons or the value, or proceeds, of the Hydrocarbons; provided that Borrower may delay paying or discharging any such taxes so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

         (i) There are no suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to Borrower's knowledge, threatened) which affect the Property (including, without limitation, any which challenge or otherwise pertain to Borrower's title to the Property) and no judicial or administrative actions, suits or proceedings pending (or, to Borrower's knowledge, threatened) against Borrower.

         (j) Borrower will observe and comply, or cause such observance and compliance, with all terms and provisions, express or implied, of the Subject Interests and the Subject Contracts, in order to keep the same in full force and



                             Exhibit 10.5 - Page 19
effect and, without limiting the foregoing, Borrower will not permit the surrender, abandonment, release or termination of any Hydrocarbon or Other Mineral lease or any Subject Contract, and will continue, or cause to continue, the operation of the Wells, and will make payment, or cause to be paid, in the ordinary course of business, all amounts payable, pursuant to any Subject Contract provided that nothing in this paragraph shall preclude Borrower from contesting in good faith the amount of such payment, or asserting the breach of any Subject Contract, so long as provision for such payment and for the fulfillment of Borrower's obligations with respect to all such debts and liabilities satisfactory to Lender has been made.

         (k) Borrower will develop, maintain, and operate, or cause the development, maintenance and operation of, the Subject Interests in a good and workmanlike manner to protect from diminution the productive capacity of the Subject Interests and each Well, in compliance with all Applicable Laws and Subject Contracts relating thereto.

         (l) Borrower acknowledges and agrees that it is Borrower's intention to execute and cause to be recorded in the real estate records of the County Clerk or County Recorder of each County in each State where Borrower holds any interest in Property, as that term is defined herein, whether such interest is now owned or is hereafter acquired. In this regard, as of the Closing Date, as that term is defined in the Purchase Agreement, Borrower shall execute a series of Security Instruments, each of which will identify, to the fullest extent possible, with sufficient particularity, the real property to which the Property of Borrower is related, to give constructive notice of a mortgage under the law of the state in which such Property is located. In this regard, Borrower covenants and agrees that it will, promptly upon the request of Lender or Borrower's discovery of facts requiring such action: (a) correct any defect, error or omission which may be discovered in the descriptions of the Property contained in each Security Instrument executed by Borrower to secure the Obligations; (b) execute, acknowledge, deliver and record and/or file such further instruments, including, without limitation, further deeds of trust, mortgages, security agreements, financing statements, continuation statements and assignments of production, accounts, funds, contract rights, general intangibles and proceeds, and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Security Instrument and the other Loan Documents, and to more fully identify and subject to the liens hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; and (c) execute, acknowledge, deliver and file and/or record any document or instrument, including specifically any financing statement, desired by Lender to protect the liens hereunder against the rights or interests of third persons. Borrower shall pay all fees, costs and expenses in connection with any of the following, including, without limitation, reasonable attorneys' fees of Lender.

         Section 3.4 Insurance. Borrower will keep, or cause to be kept, such part of the Property which is of an insurable nature and of a character usually insured as required by the Loan Agreement. If there is any loss or damage to any of the Property covered by any such policy of insurance, Lender shall have the right to collect the proceeds paid to Borrower, it being understood that Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, and all amounts received pursuant to the terms of such policy of insurance shall be applied first toward costs, charges and expenses, including, without limitation, attorneys' fees and costs of investigation, if any incurred in the collection thereof, then second to the payment of the Obligations in such order as Lender may determine, and then, third to Borrower; further provided that Borrower may, if permitted by Lender (which permission shall not be unreasonably withheld), receive all of said proceeds so collected less the costs of collecting same, for the sole purpose of reimbursing Borrower for property expenditures made in repairing or restoring the damaged property, and the payment of said proceeds



                             Exhibit 10.5 - Page 20
impair any right or lien hereunder; and Lender is hereby authorized to be the agent and attorney-in-fact of Borrower, but is not obligated to enforce, in its name or in the name of Borrower, payment of any and all of said policies or to settle or to compromise any claim in respect thereof and to collect and make receipts for the proceeds thereof.

         Section 3.5 Condemnation. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings to the extent permitted by law. Upon an Event of Default, Borrower shall deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Borrower shall not make any agreement in lieu of condemnation of the Property or any portion thereof without the prior written consent of Lender in each instance, which consent shall not be unreasonably withheld or delayed in the case of a taking of an insubstantial portion of the Property. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including, but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Notes and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by the power of eminent domain, Borrower shall promptly commence and diligently prosecute the Restoration of the Property in accordance with, and otherwise comply with the provisions of, Section 4.4 of this Security Instrument. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Notes shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

         Section 3.6 Maintenance of Property. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The subject Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in
Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use or Improvement to be discontinued or abandoned without the express written consent of Lender.

         Section 3.7 Waste. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument.




                             Exhibit 10.5 - Page 21

         Section 3.8 Compliance With Laws.

         (a) Borrower shall promptly comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting the Property, or the use thereof including, but not limited to, the Americans with Disabilities Act ("ADA") (collectively, "Applicable Laws").

         (b) Borrower shall from time to time, upon Lender's request, provide Lender with evidence reasonably satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws.

         (c) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property, Borrower shall not alter the Property in any manner which would materially increase Borrower's responsibilities for compliance with Applicable Laws without the prior written approval of Lender. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

         (d) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

         (e) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the Applicable Laws affecting the Property, provided that (i) no Event of Default has occurred and is continuing under the Note, this Security Instrument or any of the Other Security Documents; (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property; (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder; (iv) neither the Property nor any part thereof or interest therein nor any of the tenants or occupants thereof shall be affected in any material adverse way as a result of such proceeding; and (v) Borrower shall have furnished to Lender all other items reasonably requested by Lender.

         Section 3.9 Books and Records. Borrower or control and its affiliates shall furnish Lender with such operational, financial or management information in the possession of Borrower as may, from time to time, be reasonably required by Lender in form and substance satisfactory to Lender. Borrower shall deliver to Lender all operating agreements, pooling or unitization agreements, sales or processing contracts, drilling and/or development agreements, pipeline transportation agreements and all other material agreements pertaining to the Property. Furthermore, Borrower will deliver to Lender copies of all reports, forms and other documents and data submitted by Borrower to governmental authorities and agencies, including state resource and conservation agencies and the Federal Energy Regulatory Commission. Further, Borrower shall make available to Lender and its representatives, during reasonable business hours, at any time requested, the Property records, and if Lender takes possession of the Property, or any portion thereof, pursuant to the Security Instrument, any other Loan Documents or applicable law, Lender shall be entitled to prompt possession of the Property Records, and should the liens of this Security Instrument be foreclosed, the purchaser at the resulting foreclosure sale shall be entitled to all Property Records.




                             Exhibit 10.5 - Page 22

         Section 3.10 Payment For Labor and Materials. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest (including, without limitation, any statutory mineral contractor's lien), even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof.

         Section 3.11 Performance of Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property.

         Section 3.12 Change of Name, Identity or Structure. Borrower will not change Borrower's name, identity (including its trade name or names) or, if not an individual, Borrower's corporate, partnership or other structure without notifying the Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of the Lender.

         Section 3.13 Existence. Borrower will continuously maintain (a) its existence and shall not dissolve or permit its dissolution, (b) its rights to do business in the state where the Property is located and (c) its franchises and trade names.

                          Article 4 - SPECIAL COVENANTS

         Borrower covenants and agrees with Trustee and Lender that:

         Section 4.1 Defense of Title. If the validity of priority of this Deed of Trust or of any rights, titles or liens created or evidenced hereby with respect to the Property or any part thereof or the title of Borrower to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Borrower with respect thereto, Borrower will give prompt written notice thereof to Lender and at Borrower's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and property steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Trustee and Lender or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Security Instrument and the rights, titles, and liens created or evidenced hereby, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens, and all expenditures so made of every kind and character shall be demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Lender or Trustee (as the case may be) and shall bear interest from the date expended until paid at the Default Rate, and the person incurring such expenses shall be subrogated to all rights of the person receiving such payment. Borrower shall never permit to be placed against the Property, or any part thereof, any lien other than liens approved in advance by Lender, even though inferior to the liens hereof, and if any lien is placed against the Property or any part thereof, Borrower will cause the same to be promptly discharged and released at Borrower's sole cost and expense.




                             Exhibit 10.5 - Page 23

         Section 4.2 ERISA.

         (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of this Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(32) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

                  (A)  Equity   interests  in  Borrower  are  publicly   offered
securities, within the meaning of 29 C.F.R. ss. 2510.3-101(b)(2);

                  (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. ss. 2510.3-101(f)(2); or

         Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. ss. 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

         Section 4.3 Lease Provision. Borrower hereby covenants and agrees that Borrower will at all times fully perform and comply with all agreements, covenants, terms and conditions required to be performed or complied with by it under the Leases. Borrower further covenants and agrees that any default by Borrower under the Leases shall be an Event of Default under this Security Instrument. Borrower shall promptly pay and perform and observe all of the terms, covenants and conditions required to be performed and observed by Borrower under the Leases within the stated opportunity to cure periods provided in the Leases, or such lesser opportunity to cure periods as are provided in this Security Instrument, and shall do all things necessary to preserve and to keep unimpaired Borrower's rights under the Leases. If Borrower shall fail to make any payment required to be paid by Borrower under the Leases at the time or in the manner provided in the Leases, or if Borrower shall fail to perform or observe any other term, covenant or condition required to be performed or observed by Borrower under the Leases, without limiting the generality of any other provision of this Security Instrument and without releasing Borrower from any of its obligations under this Security Instrument, Lender shall have the right, but not the obligation, to pay any such payment, and may take such action as may be appropriate to cause such other term, covenant or condition to be promptly performed or observed on behalf of Borrower, to the end that Borrower's rights under the Leases shall be kept unimpaired from default, and Borrower shall permit Lender to enter upon the Property with or without notice and to do anything which Lender shall deem necessary or prudent for such purpose. Borrower shall (i) promptly notify Lender in writing of any default by Borrower under the Leases, or of the receipt by Borrower of any notice (other than notices



                             Exhibit 10.5 - Page 24
customarily sent on a regular periodic basis) from the lessor(s) under the Leases, including, without limitation, any notice claiming any default by Borrower in the performance or observance of any of the terms, covenants or conditions to be performed or observed by Borrower under the Leases; (ii) promptly notify Lender in writing of the receipt by Borrower of any notice from the lessor(s) under the Leases of termination of the Lease pursuant to any provision of the Leases; and (iii) promptly cause a copy of each such notice received by Borrower to be delivered to Lender. Borrower shall not, without the prior written consent of Lender, consent to any agreement which releases Borrower from any of its obligations under the Leases, exercise any option or right of first refusal to purchase any Property subject to the Leases, that may be contained in the Leases, consent to or permit any waiver or modification or cancellation of any provision of the Leases, nor to the surrender or termination of the Leases nor to the subordination of the Lease to any mortgage of the fee interest of lessor(s) of any of the Property. If, at any time, Borrower, or any party claiming by, through or under Borrower and/or any trustee in bankruptcy, shall have the right to assume or reject the Lease pursuant to Section 365(a) of the Bankruptcy Reform Act of 1978, or any successor statute, then Lender shall have (and is hereby granted) the exclusive right to exercise such right to assume or reject. In the event that the foregoing grant is held to be unenforceable by a court of competent jurisdiction, then and in such case Borrower hereby covenants and agrees that Borrower, any person claiming by, through and under Borrower, and/or any trustee in bankruptcy, shall not exercise any rights or assume or reject the Leases without having first obtained the prior written consent of Lender. Borrower shall execute and deliver, at the request of Lender, such instruments as Lender may deem useful or required to permit Lender to cure any default under the Leases or to permit Lender to take such other action as Lender considers desirable to cure or remedy the matter in default and preserve the interest of Lender in the Property subject to the Leases. If any of the Leases shall be terminated prior to the natural expiration of their term due to default of Borrower, and if Lender shall acquire from the lessor(s) under the Leases a new lease or leases, Borrower shall have no right, title or interest in or to such new lease(s) or the leasehold estate(s) created thereby. Any greater or additional interest or estate that Borrower shall acquire in the Demised Premises, such as the fee estate, shall ipso facto be encumbered by this Security Instrument with the same force and effect as if part of the mortgaged estate on the date hereof.

                   Article 5 - REPRESENTATIONS AND WARRANTIES

         The  representations  and  warranties  of  Borrower  set  forth in this
Article 5 are subject to the Disclosure Schedules delivered to Lender concurrently with the Purchase Agreement, as well as to all matters filed of record by Borrower with the United States Securities and Exchange Commission. With respect to Property owned by the Company prior to the advance of funds under the Notes and the recordation of this Security Instrument, such representations and warranties are made to the actual knowledge of the directors and executive officers of Borrower, without independent investigation.

         Section 5.1 Authority. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

         Section 5.2 Legal Status and Authority. Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is




                             Exhibit 10.5 - Page 25
in good standing in the State where the Property is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Other Security Documents.

         Section 5.3 Validity of Documents. (a) The execution, delivery and performance of the Note, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Notes (i) are within the power and authority of Borrower; (ii) have been authorized by all requisite organizational action; (iii) have received all necessary approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law (including, without limitation, any usury laws), any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership or operating agreement, or other governing instrument of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby), and (b) the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower.

         Section 5.4 Litigation. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against Borrower, any person guaranteeing the payment of the Debt or any portion thereof or performance by Borrower of any terms of this Security Instrument (a "Guarantor"), if any, an Indemnitor (defined in Subsection 10.1(c)), if any, or against or affecting the Property that (a) has not been disclosed to Lender, and has a material, adverse effect on the Property or Borrower's, any Guarantor's or any Indemnitor's ability to perform its obligations under the Note, this Security Instrument or the Other Security Documents, or (b) is not adequately covered by insurance, each as determined by Lender in its sole and absolute discretion.

         Section 5.5 No Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

         Section 5.6 ERISA Compliance.

         (a) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(32) of ERISA, which is subject to Title I of ERISA, and
(ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

         (b) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA, and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.




                             Exhibit 10.5 - Page 26

         Section 5.7 Financial Condition. (a) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, (b) it has received reasonably equivalent value for the granting of this Security Instrument, and
(c) the granting of this Security Instrument does not constitute a fraudulent conveyance. Borrower is not in default in the payment of any debt owed to any Person.

         Section 5.8 Business Purposes. The loan evidenced by the Notes is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

         Section 5.9 Taxes. Borrower, has filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Borrower does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

         Section 5.10 Mailing Address. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with Article 16, is true and correct.

         Section 5.11 No Change in Facts or Circumstances. All information in all financial statements, rent rolls, reports, certificates and other documents submitted to Lender relating to the Property are accurate, complete and correct in all respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading.

         Section 5.12 Disclosure. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

         Section 5.13 Illegal Activity. No portion of the Property has been or will be purchased, improved, fixtured, equipped or furnished with proceeds of any criminal or other illegal activity and to the best of Borrower's knowledge, there are no illegal activities or activities relating to controlled substance at the Property.

                    Article 6 - DEBTOR/CREDITOR RELATIONSHIP

         Section 6.1 Relationship of Borrower and Lender. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

         Section 6.2 Servicing of the Loan. At the option of Lender, the loan secured hereby may be serviced by a servicer/trustee (the "Servicer") selected by Lender and Lender may delegate all or any portion of its responsibilities under the Note, this Security Instrument, and the Other Security Documents to the Servicer.








                             Exhibit 10.5 - Page 27

                         Article 7 - FURTHER ASSURANCES

         Section 7.1 Recording of Security Instrument. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Trustee and of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         Section 7.2 Further Acts. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Trustee (where appropriate) and to Lender, the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Trustee or to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender and Trustee to execute in the name of Borrower or without the signature of Borrower to the extent Lender or Trustee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence or perfect more effectively the security interest of Trustee or Lender in the Property. Borrower grants to Lender and Trustee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Trustee or Lender pursuant to this Section 7.2.

         Section 7.3 Changes in Tax, Debt Credit and Documentary Stamp Laws.

         (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

         (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument



                             Exhibit 10.5 - Page 28
or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

         (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

         Section 7.4 Estoppel Certificates.

         After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, there are no defaults or events which with the passage of time or the giving of notice or both, would constitute an event of default under the Notes or the Security Instrument, (vii) that the Notes and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (ix) that all Subject Contracts are in full force and effect and have not been modified (or if modified, setting forth all modifications), (x) the date to which the payments have been made pursuant to the Subject Interests and Subject Contracts, (xi) whether or not, to the best knowledge of Borrower, any of the parties to the Subject Contracts are in default under the Subject Contracts, and, if any of the parties to the Subject Contracts are in default, setting forth the specific nature of all such defaults, (xii) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xiii) as to any other matters reasonably requested by Lender and reasonably related to the Subject Interests or the Subject Contracts, the obligations secured hereby, the Property or this Security Instrument.

         Section 7.5 Splitting of Security Instrument. This Security Instrument and the Notes shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount secured by this Security Instrument, and containing terms, provisions and clauses no less favorable to Borrower than those contained herein and in the Note, and such other documents and instruments as may be required by Lender to effect the splitting of the Notes and this Security Instrument.

         Section 7.6 Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Notes or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Notes or Other Security Document, Borrower will issue, in lieu thereof, a replacement Notes or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Notes or Other Security Document in the same principal amount thereof and otherwise of like tenor.

         Section 7.7 Amended Financing Statements. Borrower will deliver to the Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by the



                             Exhibit 10.5 - Page 29

Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of the Lender, Borrower shall execute a certificate in form satisfactory to the Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

                       Article 8 - DUE ON SALE/ENCUMBRANCE

         Section 8.1 No Sale/Encumbrance. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, except as set forth in Section 3.3 of this Security Instrument. Borrower agrees that Borrower shall not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt and trade payables incurred in the ordinary course of business in connection with the operation of the Property, provided same are paid when due.

         Section 8.2 Sale/Encumbrance Defined. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8 shall be deemed to include, but not be limited to (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower, or any general partner or managing member (or if no managing member, any member) of Borrower is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than 49% of such corporation's stock shall be vested in a party or parties who are not now owners of more than 49% of such corporation's stock; (d) if Borrower, or any general partner or managing member (or if no managing member, any member) of Borrower, is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or the transfer or pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest or the transfer or pledge of any partnership interest of any limited partner or any profits or proceeds relating to any such partnership interest, which, whether singly or in the aggregate, result in more than 49% of the beneficial interests in Borrower, or the profits or proceeds relating thereto, having been transferred or pledged; and (e) if Borrower, any general partner or member of Borrower, is a limited liability company, the change, removal or resignation of a managing member or the transfer or pledge of the membership interest of a managing member or any profits or proceeds relating to such membership interest or the transfer or pledge of any membership interest of any other member or any profits or proceeds relating to any such membership interest, which, whether singly or in the aggregate, result in more than 49% of the beneficial interests in Borrower, or the profits or proceeds relating thereto, having been transferred or pledged.

         Section 8.3 Lender's Rights. Subject to the conditions provided in the second sentence of Section 8.1 above, Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, payment of a transfer fee and all of Lender's and Trustee's expenses incurred in connection with such transfer, or such other conditions as Lender shall determine in its sole



                             Exhibit 10.5 - Page 30
discretion to be in the interest of Lender. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

                             Article 9 - PREPAYMENT

         The Debt may be prepaid only in strict accordance with the express terms and conditions of the Notes including, without limitation, payment of the Yield Maintenance Payment, Prepayment Premium, and/or Exit Fee, if applicable.

                              Article 10 - DEFAULT

         Section 10.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

         (a) if any Event of Default (as defined in the Note, for purposes of this Section 10.1(a) only) occurs under the Note;

         (b)  if  any  representation  or  warranty  of  Borrower,   any  person
indemnifying Lender against liabilities relating to Hazardous Substances (an "Indemnitor") pursuant to an environmental indemnity agreement (the
"Environmental Indemnity"), if any, any Guarantor, or any member, general partner, principal or beneficial owner of any of the foregoing, made herein or in any Environmental Indemnity or in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

         (c) if any default  occurs  under the  Purchase  Agreement  executed in
connection   herewith  and  such  default  continues  after  the  expiration  of applicable grace periods, if any;

         (d) except for the specific defaults set forth in this Section 10.1, any other default hereunder or under any of the Other Security Documents by Borrower, which default is not cured (i) in the case of any default which can be cured by the payment of a sum of money, within five (5) days after written notice from Lender to Borrower, or (ii) in the case of any other default, within thirty (30) days after written notice from Lender to Borrower; provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days;

         (e) if Borrower shall make an assignment for the benefit of creditors or if Borrower shall generally not be paying its debts as they become due; or

         (f) if (i) Borrower shall commence any case, proceeding or other action
(A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or



                             Exhibit 10.5 - Page 31
seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower or Indemnitor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or (iii) there shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or (iv) the Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower Indemnitor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

                        Article 11 - RIGHTS AND REMEDIES

         Section 11.1 Remedies.

         (a) Upon the occurrence of any Event of Default, Borrower agrees that Lender, and when requested to do so by Lender, Trustee, may take such action, without notice or demand, as it deems advisable to protect and enforce the rights of Lender and Trustee against Borrower and in and to the Property, including, but not limited to the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

                  (i) declare the entire unpaid Debt to be immediately due and payable;

                  (ii) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                  (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

                  (iv) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

                  (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Notes or in the Other Security Documents;




                             Exhibit 10.5 - Page 32

                  (vi) proceed by suit or suits, at law or in equity, to enforce payment and performance of the Obligations in accordance with the terms hereof, and recover judgment on the Notes either before, during, after or in lieu of any proceedings for the enforcement of this Security Instrument or the Other Security Documents;

                  (vii) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor, Indemnitor or of any person, liable for the payment of the Debt;

                  (viii) subject to any Applicable Law, the license granted to Borrower under Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (B) complete any construction on the Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Property; (D) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (E) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (F) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (G) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

                  (ix) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (A) the right to take possession of the Collateral or any part thereof, and to take such other measures as Trustee or Lender may deem necessary for the care, protection and preservation of the Collateral, and (B) request Borrower at its expense to assemble the Collateral and make it available to Trustee or Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Trustee or Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

                  (x) apply any sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its sole and absolute discretion:

                           (A) Taxes and Other Charges;



                             Exhibit 10.5 - Page 33

                           (B) Insurance Premiums;

                           (C) Interest on the unpaid  principal  balance of the
Note;

                           (D) amortization of the unpaid  principal  balance of
the Note; and all other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including, without limitation, advances made by Lender pursuant to the terms of this Security Instrument;

                  (xi) surrender the Policies maintained pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

                  (xii) apply the undisbursed balance of any Net Proceeds or any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion;

                  (xiii) prohibit Borrower and anyone claiming on behalf of or through Borrower from making use of or withdrawing any sums from any lockbox or similar account, if any;

                  (xiv) pursue such other remedies as Lender or Trustee may have under Applicable Law.

         (b) In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 11.1 to the contrary, if any Event of Default as described in Subsection 10.1 (h)(i) or (ii) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

         (c) Lender may adjourn from time to time any sale by it to be made under or by virtue of this Security Instrument by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Lender, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

         (d) Upon any sale made under or by virtue of this Section 11.1, whether made under a power of sale or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Security Instrument.

         (e) This Security Instrument shall be effective as a mortgage or a deed of trust and upon the occurrence of an Event of Default may be foreclosed as to any of the Property in any manner permitted by the laws of the state in which



                             Exhibit 10.5 - Page 34
any part of the Property is located, and any foreclosure suit may be brought by the Trustee or Lender; to the extent, if any, required under applicable law to cause this Security Instrument to be effective as a mortgage, Borrower hereby mortgages the Property to Lender.

         Section 11.2 Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

         Section 11.3 Right to Cure Defaults. Upon the occurrence of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, cure the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as defined in the Note), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

         Section 11.4 Actions and Proceedings. After the occurrence and during the continuance of an Event of Default, Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

         Section 11.5 Recovery of Sums Required To Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

         Section 11.6 Examination of Books and Records. Lender, its agents, accountants and attorneys shall have the right upon prior written notice to examine the records, books, management and other papers of Borrower and its affiliates or of any Guarantor or Indemnitor which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located. Lender and its agents shall have the right upon notice to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower and its affiliates or of any Guarantor or Indemnitor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower, its affiliates or any Guarantor or Indemnitor where the books and records are located.

         Section 11.7 Other Rights, Etc.




                             Exhibit 10.5 - Page 35

         (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Borrower, any Guarantor or any Indemnitor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Notes or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents.

         (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

         (c) Lender may resort for the payment of the Debt to any other security held by Lender or Trustee in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Trustee or Lender thereafter to foreclose this Security Instrument. The rights of Trustee and Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Trustee or Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Trustee nor Lender shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         Section 11.8 Right to Release Any Portion of the Property. Trustee, at the direction of Lender, may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

         Section 11.9 Violation of Laws. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

         Section 11.10 Right of Entry. Lender and its agents shall have the right upon prior written notice to enter and inspect the Property at all reasonable times upon not less than five (5) Business Days' notice (except in the case of emergencies when no notice shall be required) to Borrower.

                       Article 12 - ENVIRONMENTAL HAZARDS

         The  representations  and  warranties  of  Borrower  set  forth in this
Article 12 are subject to the Disclosure Schedules delivered to Lender concurrently with the Purchase Agreement, as well as to all matters filed of



                             Exhibit 10.5 - Page 36
record by Borrower with the United States Securities and Exchange Commission. With respect to Property owned by the Company prior to the advance of funds under the Notes and the recordation of this Security Instrument, such representations and warranties are made to the actual knowledge of the directors and executive officers of Borrower, without independent investigation.

         Section 12.1 Environmental Representations and Warranties. Borrower represents and warrants, based upon information that Borrower knows, that: (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto, if any, and (ii) fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property delivered to Lender (the "Environmental Report"); (b) there are no past or present
Releases (defined below) of Hazardous Substances in violation of any Environmental Law or which would require Remediation (defined below) by a Governmental Authority in, on, under or from the Property except as described in the Environmental Report; (c) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property except as described in the Environmental Report; (d) Borrower does not know of, and has not received, any written or oral notice or other communication from any person (including, but not limited to a governmental entity) relating to Hazardous Substances or Remediation thereof, of possible liability of any person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual administrative or judicial proceedings in connection with any of the foregoing; and (e) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including, but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property. "Environmental Law" means any present, and for the purposes of Sections 12.2. 12.3 and 13.4 only, future, federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including, but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited to, any present, and for



                             Exhibit 10.5 - Page 37
the purposes of Sections 12.2, 12.3 and 13.4 only, future, federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person, whether or not in connection with transfer of title to or interest in property. "Hazardous Substances" include but are not limited to any and all substances (whether solid, liquid or gas) (i) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present, or for the purposes of Sections 12.2. 12.3 and 13.4 only, future, Environmental Laws or (ii) that may have a negative impact on human health or the environment, including, but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives. "Release" of any Hazardous Substance includes, but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances. "Remediation" includes, but is not limited to any response, remedial removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in this Article 12.

         Section 12.2 Environmental Covenants. Borrower covenants and agrees that so long as the Borrower owns, manages, is in possession of, or otherwise controls the operation of the Property: (a) all uses and operations on or of the Property, whether by Borrower or any other person, shall be substantially in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are in compliance with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person (the "Environmental Liens"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including, but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender after Lender has reason to believe this Section 12.2 has been violated (including, but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties (defined in Section 13.1) shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including, but not limited to a Release of a Hazardous Substance) in, on, under or from the Property, (ii) comply with any Environmental Law, (iii) comply with any directive from any governmental authority, and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing promptly after it has become aware of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property which is required to be reported to a governmental authority under any Environmental Law, (B) any actual Environmental Lien affecting the Property, (C) any required Remediation of environmental conditions relating to the Property, and (D) any written or oral notice or other communication of which Borrower becomes aware from any source whatsoever (including, but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or threatened administrative or judicial proceedings in connection with anything referred to in this Article 12.




                             Exhibit 10.5 - Page 38

         Section 12.3 Lender's Rights. Lender, its environmental consultant, and any other person designated by Lender, including, but not limited to any receiver and any representative of a governmental entity, shall have the right, but not the obligation, at intervals of not less than one year, or more frequently if the Lender reasonably believes that a Hazardous Substance or other environmental condition violates or threatens to violate any Environmental Law, after notice to Borrower, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including, but not limited to conducting any environmental assessment or audit of the Property or portions thereof to confirm Borrower's compliance with the provisions of this Article 12, and Borrower shall cooperate in all reasonable ways with Lender in connection with any such audit. Such audit shall be performed in a manner so as to minimize interference with the conduct of business at the Property. If such audit discloses that a violation of or a liability under any Environmental Law exists or if such audit was required or prescribed by law, regulation or governmental or quasi-governmental authority, Borrower shall pay all costs and expenses incurred in connection with such audit; otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this Section, be paid by Lender.

                          Article 13 - INDEMNIFICATION

         Section 13.1 General Indemnification. Borrower shall, at its sole cost and expense, indemnify the Lenders (a) to the extent set forth in Section 4.11 of the Purchase Agreement; and (b) from and against all reasonable, out-of-pocket expenditures, including reasonable attorneys fees and expenses, claims, demands, liabilities, losses, damages, causes of action, judgments, penalties, costs and expenses which may be proposed upon, asserted against or incurred or paid by Lenders on account of, in connection with, or arising out of
(i) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property; and (ii) any act, omission, event or circumstance existing or occurring on or prior to the Release Date (hereinafter defined), including, without limitation, the presence on, under or about the Property or release from the Property of any Hazardous Substance, resulting from or in connection the ownership, construction, occupancy, operation, use and/or maintenance of the Property. "Release Date" shall mean the earlier of (x) the date on which Obligation) have been paid and performed in full, or (y) the date of the completion of the foreclosure of the Property Secured by this Security Instrument.

                              Article 14 - WAIVERS

         Section 14.1 Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Trustee or Lender arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents, or the Obligations.

         Section 14.2 Marshaling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by Applicable Law.




                             Exhibit 10.5 - Page 39

         Section 14.3 Waiver of Notice. To the extent permitted by Applicable Law, Borrower shall not be entitled to any notices of any nature whatsoever from Trustee or Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Trustee or Lender to Borrower and except with respect to matters for which Trustee or Lender is required by Applicable Law to give notice, and Borrower hereby expressly waives the right to receive any notice from Trustee or Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Trustee or Lender to Borrower.

         Section 14.4 Waiver of Statute of Limitations. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

         Section 14.5 Sole Discretion of Lender. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove all decisions that arrangements or terms are satisfactory or not satisfactory, and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         Section 14.6 Survival. Except as hereinafter specifically set forth below, the representations and warranties, covenants, and other obligations arising under Article 12 and Section 13.4 shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's or Trustee's rights and remedies pursuant hereto including, but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Notes or any of the Other Security Documents, any transfer of all or any portion of the Property (whether by Borrower, by Lender, or by Trustee at the request of Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Notes or the Other Security Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto. All obligations and liabilities of Borrower under Article 12 and Section 13.4 shall cease and terminate on the first (1st) anniversary of the date of payment to Lender in cash of the entire Debt, provided that contemporaneously with or subsequent to such payment, Borrower, at its sole cost and expense, delivers to Lender an environmental audit of the Property in form and substance, and prepared by a qualified environmental consultant, reasonably satisfactory in all respects to Lender and indicating the Property is in full compliance with all applicable Environmental Laws.

         Section 14.7 Waiver of Trial By Jury. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

                       Article 15 - INTENTIONALLY OMITTED




                             Exhibit 10.5 - Page 40

                              Article 16 - NOTICES

         Section 16.1 Notices. All notices or other written communications hereunder shall be deemed to have been properly given (a) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (b) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (c) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:            Cubic Energy, Inc.
                           9870 Plano Road
                           Dallas, Texas  75238
                           Attention: Calvin A. Wallen III
                           Facsimile No.  972-681-9687

If to Trustee:             Alex Montano
                           c/o C. K. Cooper & Company
                           18300 Von Karman Avenue, Suite 440
                           Irvine, California 92612
                           Facsimile No.  949-477-9211

If to Lender:              C. K. Cooper & Company
                           18300 Von Karman Avenue, Suite 440
                           Irvine, California 92612
                           Attention:  Alex Montano
                           Facsimile No.  949-477-9211

or addressed as such party may from time to time designate by written notice to the other parties.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the State of New York.

                           Article 17 - APPLICABLE LAW

         Section 17.1 Choice of Law. THIS SECURITY INSTRUMENT SHALL BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         Section 17.2 Usury Laws. This Security Instrument and the Notes are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the Lender of the Notes to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt



                             Exhibit 10.5 - Page 41
at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Notes shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Notes until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

         Section 17.3 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

         Section 17.4 Inapplicable Provision. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

                          Article 18 - SECONDARY MARKET

         Section 18.1 Dissemination of Information. If Lender determines at any time to sell, transfer or assign the Note, this Security Instrument and the Other Security Documents, and any or all servicing rights with respect thereto, or to grant participations therein (the "Participations") or issue mortgage pass-through certificates or other securities (such sale and/or issuance, the "Securitization") evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"), Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor, or their respective successors in such Participations and/or Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any Indemnitors and the Property (including, without limitation, all financial statements), which shall have been furnished by Borrower, any Guarantor or any Indemnitors, as Lender determines necessary or desirable. Borrower, any Guarantor and any Indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section, such documents as may be reasonably requested by Lender and, upon Lender's reasonable request, meeting with any Rating Agency for due diligence purposes. Borrower shall also furnish and Borrower, any Guarantor and any Indemnitor consent to Lender furnishing to such Investors or such prospective Investors or any Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower, any Guarantor and any Indemnitor as may be requested by Lender, any Investor or any prospective Investor or Rating Agency in connection with any sale, transfer or Participation. Borrower shall deliver on the date hereof, at Borrower's sole cost and expense, a nonconsolidation opinion, and within ten
(10) days after demand of Lender, an update of same (which update Borrower will not be required to provide more than once), each in form and substance and delivered by counsel acceptable to Lender and the Rating Agency rating or proposed to rate the Securities, as may be required by Lender and/or such Rating Agency. Borrower's failure to deliver the opinions required hereby shall constitute an Event of Default hereunder.






                             Exhibit 10.5 - Page 42

                               Article 19 - COSTS

         Section 19.1 Performance at Borrower's Expense. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Lender (whether of retained firms, the reimbursement for the expenses of in-house staff or otherwise) and all costs and expenses of Trustee, if any.

         Section 19.2 Attorneys' Fees for Enforcement. (a) Borrower shall pay all legal fees incurred by Lender in connection with (i) the preparation of the Note, this Security Instrument and the Other Security Documents; and (ii) the items set forth in Section 19.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Lender or Trustee in protecting its interest in the Property or the Collateral or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property or the Collateral, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender or Trustee until such expenses are paid by Borrower.

                            Article 20 - DEFINITIONS

         Section 20.1 General Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent Lender of the Note," the word "Note" shall mean "the Notes and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, limited liability company, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, the word "Trustee" shall mean "Trustee and its successors and assigns", and the phrases "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights under this Security Instrument.

         Section 20.2 Headings, Etc. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.




                             Exhibit 10.5 - Page 43

                      Article 21 - MISCELLANEOUS PROVISIONS

         Section 21.1 No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Lender or Trustee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 21.1 Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

         Section  21.3   Duplicate   Originals;   Counterparts.   This  Security
Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         Section 21.4 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         Section 21.5 Subrogation. If any or all of the proceeds of the Notes have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the Lender of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Notes and the Other Security Documents and the performance and discharge of the Other Obligations.

         Section 21.6 Entire Agreement. The Note, this Security Instrument and the Other Security Documents constitute the entire understanding and agreement between Borrower, Lender and Trustee with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, this Security Instrument and the Other Security Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, this Security Instrument and the Other Security Documents.







                             Exhibit 10.5 - Page 44

                         Article 22 - TRUSTEE PROVISIONS

         Section 22.1 The Trustee.

         (a) It shall be no part of the duty of Trustee to see to any recording, filing or registration of this Security Instrument or any other instrument in addition or supplemental hereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Property, or any part thereof, or against Borrower, or to see to the performance or observance by Borrower of any of the covenants and agreements contained herein. Trustee shall not be responsible for the execution, acknowledgment or validity of this Security Instrument or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Lender. Trustee shall have the right to advice of counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. Trustee shall not incur any personal liability hereunder except for his own gross negligence or willful misconduct and Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder and believed by Trustee in good faith to be genuine.

         (b) Trustee may resign by an instrument in writing addressed to Lender, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Lender. In case of the death, resignation, removal or disqualification of Trustee, or if for any reason Lender shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Lender shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Lender, which substituted trustee may be Lender or an affiliate of Lender, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Debt secured hereby has been paid in full, or until the Property is fully and finally sold hereunder. Such appointment and designation by Lender shall be full evidence of the right and authority to make the same and of all facts therein recited. If Lender is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee, and he shall thereupon succeed to and shall hold, possess and execute all of the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but, nevertheless, upon the written request of Lender or of the successor or substitute Trustee, the trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Property of the trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said trustee hereunder to said successor or substitute Trustee. All references herein to "Trustee" shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

         (c) Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee's negligence), except for Trustee's gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be



                             Exhibit 10.5 - Page 45
genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Borrower hereby ratifies and confirms any and all acts which the herein-named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Borrower will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties. The foregoing indemnity shall not terminate upon discharge of the secured Debt or foreclosure, or release or other termination, of this Security Instrument.

                        Article 23 - LOCAL LAW PROVISIONS

         The provisions set forth on Exhibit B annexed hereto are incorporated herein by reference as if fully set forth herein.

                  [remainder of page intentionally left blank]


























                             Exhibit 10.5 - Page 46

         IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower as of the date first above written.

                                              BORROWER:

                                              CUBIC ENERGY, INC.,
                                              a Texas corporation



                                              By: /s/ Calvin A. Wallen III
                                                 -------------------------------
                                                 Name:   Calvin A. Wallen III
                                                      --------------------------
                                                 Title:  Chief Executive Officer
                                                       -------------------------




















                             Exhibit 10.5 - Page 47

                                                     EXHIBIT A

                                               (Description of Land)


1. That .25 working interest of Cubic Energy, Inc. to be acquired in two wells To Be Drilled- Moseley 25-1, Moseley 26-1, Town 14N, Range 16W, Sections 25, 26, Desoto Parish, Louisiana

2. That 25% Mineral Interest of Cubic Energy, Inc. in Eight Sections to be acquired, Desoto Parish, Louisiana [excluding the interests in the Kraemer 24-1, Moseley 25-1, and Moseley 26-1] -
                  Town 14N, Range 16W, Sections 24, 25, 26 Town 14N, Range 15W, Sections 18, 19, 20, 29, 30

3. The after-acquired working interest of Cubic Energy, Inc. in the Kraemer 24-1 Well in Desoto Parish, Louisiana -
                  Town 14N, Range 16W, Section 24

4. That .25 interest to be acquired in the production facilities and gathering systems in Desoto Parish, Louisiana
                  Town 14N, Range 16W, Sections 24, 25, 26 Town 14N, Range 15W, Sections 18, 19, 20, 29, 30

5. Existing Working Interest ["WI"], Net Revenue Interests ["NRI"] as below:

                                                                  WI      NRI
                                                                  --      ---

Yeats No. 1                                                       0.90    0.72

         Section 1, Block 2, T. & P. R.R. Co. Survey, A-848
         Palo Pinto County, Texas

Wanda T. Yeats No. 1A                                             0.90    0.72

         Section 1, Block 2, T. & P. R.R. Co. Survey, A-848
         Palo Pinto County, Texas

Yeats No. 2                                                       0.90    0.72

         Section 1, Block 2, T. & P. R.R. Co. Survey, A-848
         Palo Pinto County, Texas

Yeats No. 3                                                       0.90    0.72

         Section 1, Block 2, T. & P. R.R. Co. Survey, A-848
         Palo Pinto County, Texas

Yeats No. 4                                                       0.90    0.72

         B.B.B. & C. #46 Survey, A-58 Palo Pinto County, Texas

Yeats No. 5                                                       0.90     0.72

         Section 1, Block 2, T. & P. R.R. Co. Survey, A-848
         Palo Pinto County, Texas





                             Exhibit 10.5 - Page 48

M.L. Reagan No. 11-1, 11-2, 11-3, 11-4T                           0.00    0.0525

         Section 11, Block 2, T. & P. R.R. Co. Survey, A-813
         Palo Pinto County, Texas

M.L. Reagan No. 2011                                              1.00    0.865

         Section 11, Block 2, T. & P. R.R. Co. Survey, A-813
         Palo Pinto County, Texas

Reagan No. 3011                                                   1.00    0.865

         Section 11, Block 2, T. & P. R.R. Co. Survey, A-813
         Palo Pinto County, Texas

Reagan No. 4011                                                   1.00    0.865

         Section 11, Block 2, T. & P. R.R. Co. Survey, A-813
         Palo Pinto County, Texas

Reagan No. 5011                                                   1.00    0.865

         Section 11, Block 2, T. & P. R.R. Co. Survey, A-813
         Palo Pinto County, Texas

Mary Reagan No. 112                                               1.00    0.875

         Section 12, Block 2, T. & P. R.R. Co. Survey, A-2009
         Palo Pinto County, Texas

Mary Reagan No. 312                                               1.00    0.875

         Section 12, Block 2, T. & P. R.R. Co. Survey, A-2009
         Palo Pinto County, Texas

Baker No. 1                                                       0.80    0.64

         James Lahee #17 Survey, A-352
         Eastland County, Texas

Lilley No. 3                                                      0.80    0.64

         James Lahee #17 Survey, A-352
         Eastland County, Texas

Simmons No. 1                                                     0.80    0.64

         James Lahee #17 Survey, A-267
         Callahan County, Texas


                             Exhibit 10.5 - Page 49